Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments

July 31, 2024

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)
Investment Funds

Relative Value:
Alphadyne Global Rates Fund II, Ltd.	7/1/2018	164,254	$172,000,000	$241,637,309	4.81%	9/30/2024	Quarterly (4)
Alphadyne International Fund, Ltd.	7/1/2019	13,489	16,000,000	22,343,086	0.44	9/30/2024	Quarterly (4)
Brevan Howard Alpha Strategies Fund Limited	8/1/2022	1,692,673	188,497,060	196,047,320	3.89	9/30/2024	Monthly (5)
D.E. Shaw Composite International Fund	1/1/2011	n/a	55,111,146	200,842,348	3.99	9/30/2024	Quarterly (5)
D.E. Shaw Lithic International Fund, L.P.	7/1/2022	n/a	85,000,000	97,731,814	1.94	8/31/2024	Monthly
D.E. Shaw Valence International Fund, LP	1/1/2015	n/a	26,448,978	97,312,682	1.93	9/30/2024	Quarterly (6)
Eisler Capital Multi Strategy Fund Ltd	7/1/2021	219,304	230,635,560	285,461,434	5.67	9/30/2024	Quarterly (4)
ExodusPoint Partners International Fund, Ltd.	6/1/2018	136,029	136,029,000	197,715,772	3.93	9/30/2024	Quarterly (7)
Kirkoswald Global Macro Fund Limited	5/1/2021	1,796,875	186,000,000	241,215,970	4.79	9/30/2024	Quarterly (4)
Millennium International, Ltd.	1/1/2011	282,771	228,905,642	510,123,150	10.13	9/30/2024	Quarterly (8)
Point72 Capital International, Ltd.	4/1/2022	2,345,099	349,500,000	429,827,510	8.53	9/30/2024	Quarterly (4)
Two Sigma Absolute Return Cayman Fund, Ltd.	2/1/2016	48,089	76,000,000	106,700,246	2.12	8/31/2024	Monthly
Two Sigma Spectrum Cayman Fund, Ltd.	6/1/2018	5,205	18,442,620	26,961,967	0.54	9/30/2024	Quarterly

Total Relative Value			1,768,570,006	2,653,920,608	52.71

Market Neutral and Hedged Equity:
Coatue Offshore Fund, Ltd.	3/1/2021	132,584	92,000,000	100,326,309	1.99	9/30/2024	Quarterly (4)
D1 Capital Partners Offshore LP	3/13/2020	n/a	153,000,000	252,846,349	5.02	9/30/2024	Quarterly (9)
Dragoneer Global Offshore Feeder II, LP	4/1/2021	n/a	109,951,781	78,034,437	1.55	12/31/2024	Semi-annually (10)
FGP Redwood Offshore Fund Ltd.	1/1/2024	177,705	180,000,000	182,277,023	3.62	12/31/2025	Quarterly (4)
Holocene Advisors Offshore Fund Ltd.	4/1/2017	124,703	128,500,000	245,012,216	4.87	9/30/2024	Quarterly (11)
Ilex Offshore Fund Limited	7/1/2023	50,000	50,000,000	55,709,566	1.11	9/30/2024	Quarterly (4)
Polymer Asia (Cayman) Fund Ltd.	3/1/2022	135,377	135,863,192	148,633,148	2.95	9/30/2024	Quarterly (4)
Suvretta Offshore Fund, Ltd	3/1/2013	2,109	1,041,906	598,641	0.01	n/a	Other (12)
Suvretta Partners, LP*	1/1/2017	n/a	981,056	144,375	0.01	n/a	Other (12)
Tiger Global Crossover (Cayman) L.P.	11/16/2021	n/a	113,000,000	84,313,721	1.67	9/30/2024	Annually (13)
Woodline Offshore Fund Ltd.	8/1/2019	120,672	127,650,000	202,700,549	4.02	9/30/2024	Quarterly (4)
XN Exponent Offshore Fund LP	10/1/2020	n/a	58,273,206	65,155,569	1.29	6/30/2025	Annually (14)

Total Market Neutral and Hedged Equity			1,150,261,141	1,415,751,903	28.11

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2024

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)
Investment Funds (continued)

Event-Driven:
Elliott International Limited	1/1/2011	196,783	$253,655,821	$442,675,674	8.79%	12/31/2024	Semi-annually (15)
HG Vora Opportunistic Capital Fund (Cayman) LP	11/14/2019	n/a	-	12,128,594	0.24	n/a	Other (16)
HG Vora Special Opportunities Fund, LP*	4/1/2017	n/a	53,330,833	79,226,575	1.57	9/30/2024	Quarterly (4)
HG Vora Special Opportunities Fund, Ltd.	7/1/2013	62,028	136,521,706	181,689,525	3.61	9/30/2024	Quarterly (4)

Total Event-Driven			443,508,360	715,720,368	14.21

Distressed and Credit Securities:
Apollo Accord Offshore Fund V, L.P.	6/14/2022	n/a	32,223	2,136,578	0.04	n/a	Other (16)
Apollo Offshore Credit Strategies Fund Ltd.	3/1/2022	205,833	191,000,000	216,078,710	4.29	12/31/2024	Annually (17)
Cerberus Global NPL Feeder Fund, L.P.	1/11/2019	n/a	7,324,817	15,961,467	0.32	n/a	Other (16)
Cerberus Global NPL Fund AIV II S.C.A.**	1/1/2021	n/a	21,532,181	37,683,631	0.75	n/a	Other (16)
Cerberus Global NPL Fund AIV, L.P.*	12/3/2019	n/a	210,730	127,640	0.00	n/a	Other (16)
Cerberus International II, LP*	1/1/2021	n/a	22,808,458	30,935,960	0.61	n/a	Other (12)
Cerberus International SPV, Ltd.	3/1/2012	23	33,658	83,210	0.00	n/a	Other (12)
Cerberus International, Ltd.***	2/1/2011	0.01	11,509	26,223	0.00	n/a	Other (12)

Total Distressed and Credit Securities			242,953,576	303,033,419	6.01

Total investments in Investment Funds			$3,605,293,083	$5,088,426,298	101.04%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2024

(Unaudited)

Description	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets
Short-Term Investments

Money Market Funds:
Fidelity Investments Money Market Government Portfolio (yield 5.22%)*(18)	3,435,908	$3,435,908	$3,435,908	0.07%
Goldman Sachs Financial Square Treasury Instruments Fund (yield 5.17%)*(18)	742,202	742,202	742,202	0.01
JPMorgan U.S. Government Money Market Fund (yield 5.16%)*(18)	619,275	619,275	619,275	0.01

Total Short-Term Investments		$4,797,385	$4,797,385	0.09%

Total Investments		$3,610,090,468	$5,093,223,683	101.13%

Other assets, less liabilities			(57,042,986)	(1.13)

Net assets			$5,036,180,697	100.00%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2024

(Unaudited)

All investments are domiciled in the Cayman Islands except as noted.

*	Investment is domiciled in the United States.

**	Investment is domiciled in Luxembourg.

***	Investment is domiciled in the Bahamas.

Complete information about all of the investment funds’ underlying investments is not readily available.

(1)	Investments in investment funds may be composed of multiple share classes that may have different net asset values per share.

(2)

Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after July 31, 2024 that a redemption from a tranche is available without a redemption fee.

(3)

Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 30 to 90 days. If applicable, lock-up periods range from 12 to 36 months. It is unknown when restrictions will lapse for any fund level gates, suspensions, term vehicles, or private investments.

(4)	Subject to a 25% quarterly investor level gate.

(5)	Subject to a 12.5% quarterly investor level gate.

(6)	Subject to an 8.33% quarterly investor level gate. If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(7)

Approximately 82% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 18% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(8)	Subject to a 5% quarterly investor level gate.

(9)

Approximately 37% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate. Less than 1% of this investment is earmarked for potential private investments. The earmarked balance is available for redemption quarterly, subject to a 12.5% investor level gate, only after the aforementioned non-earmarked balance has been fully redeemed. Approximately 63% of this investment is invested in private investments, which do not have set redemption timeframes.

(10)

Approximately 84% of this investment is available for redemption semi-annually, subject to a 16.67% investor level gate. The remaining 16% of this investment is invested in private investments, which do not have set redemption timeframes.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2024

(Unaudited)

(11)

Approximately 86% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 14% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(12)	The investment fund does not have a set redemption timeframe but is a liquidating investment and making distributions as underlying investments are sold.

(13)

Approximately 72% of this investment is available for redemption annually, subject to a 25% investor level gate. The remaining 28% of this investment is invested in private investments, which do not have set redemption timeframes.

(14)

Approximately 66% of this investment is available for redemption annually, subject to a 25% investor level gate. The remaining 34% of this investment is invested in private investments, which do not have set redemption timeframes.

(15)

Approximately 78% of this investment is available for redemption semi-annually, subject to a 25% investor level gate. The remaining 22% of this investment is available for redemption semi-annually, subject to a 12.5% investor level gate.

(16)	The investment fund is a term vehicle and does not have a set redemption timeframe.

(17)

This investment is available for redemption annually. If the redemption request amount is 50% of this investment or less, the entire requested amount will be redeemed as of the annual redemption date. If the redemption request amount is greater than 50% of this investment, the requested redemption amount will be redeemed over four equal quarterly redemptions, the first of which takes place on the annual redemption date.

(18)	The rate shown is the annualized 7-day yield as of July 31, 2024.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) is an investment company as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Fund follows the accounting and reporting guidance in ASC 946.

ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in investment funds, provided certain criteria are met. Accordingly, the Fund values its investments in investment funds at fair value, which is an amount equal to the sum of the Fund’s proportionate interests in the investment funds, as determined from financial information provided by the respective administrators or investment managers of the investment funds. These fair values represent the amounts the Fund would receive if it were able to liquidate its investments in the investment funds as of the measurement date, prior to any early withdrawal charges, if applicable. Some values received are estimates, subject to subsequent revision by the respective administrators or investment managers. Values received are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds, their administrators, and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in the investment fund.

The Adviser has designated a committee to oversee the valuation of the Fund’s investments (the “Valuation Committee”). The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures. The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of and for the quarter ended July 31, 2024, all investments in investment funds were valued using the values provided by the investment funds or their administrators.

Short-term investments consist of investments in money market funds valued at $4,797,385 as of July 31, 2024. These investments are valued using readily available market quotations at their respective net asset value per share and are categorized as Level 1 in the fair value hierarchy, as defined in ASC 820.

In accordance with U.S. GAAP, investments in investment funds that are valued at net asset value as a practical expedient are not required to be included in the fair value hierarchy. All investments in investment funds were valued at their respective net asset value as of July 31, 2024, and are excluded from the fair value hierarchy.

As of July 31, 2024, approximately 0.63% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold. Additionally, approximately 5.66% of the Fund’s net assets were invested in designated private investments maintained by the investment funds or in term vehicles, which do not have set redemption timeframes. The timing of when these investments will be liquidated is unknown.

As of July 31, 2024, the Fund had unfunded capital commitments to investment funds of $170,246,614.

The following is a summary of the Fund’s investment sectors as of July 31, 2024.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity. Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies. Generally, investment funds within this sector require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and hedged equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy). The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long. Generally, investment funds within this sector require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations. Generally, investment funds within this sector require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors. Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within this sector require a 90 day notice period to redeem at the next available redemption date.